Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AlphaClone Alternative Alpha ETF
(the “Fund”)

January 16, 2015

Supplement to the
Summary Prospectus dated July 31, 2014,
as previously supplemented

Effective immediately, Vident Investment Advisory, LLC (“VIA”) has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, now serves as the Fund’s portfolio manager. Prior to joining VIA, Ms. Krisko was the Chief Investment Officer of the Fund’s previous sub-adviser and was the Fund’s portfolio manager from its inception in 2012 until November 2014.

All references in the Summary Prospectus to the Fund’s previous sub-adviser, Index Management Solutions, LLC, and the Fund’s previous portfolio managers, Justin V. Lowry and Sean P. Reichert, should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus for future reference.

AlphaClone Alternative Alpha ETF
a series of ETF Series Solutions

January 16, 2015

Supplement to the

Prospectus and Statement of Additional Information (“SAI”)
dated July 31, 2014, as previously supplemented

Effective immediately, Vident Investment Advisory, LLC (“VIA”) has been appointed as the sub-adviser to the Fund. Additionally, Denise M. Krisko, CFA, President of VIA, now serves as the Fund’s portfolio manager. Prior to joining VIA, Ms. Krisko was the Chief Investment Officer of the Fund’s previous sub-adviser and was the Fund’s portfolio manager from its inception in 2012 until November 2014. The Fund’s previous sub-adviser, Index Management Solutions, LLC, no longer serves as a sub-adviser to the Fund, and references to the Fund’s previous portfolio managers, Justin V. Lowry and Sean P. Reichert, should be disregarded in their entirety.

The following information replaces the “Management—Sub-Adviser” section on pages 11-12 of the Prospectus:

Sub-Adviser

The Adviser has retained Vident Investment Advisory, LLC (“VIA”) to serve as sub-adviser.  VIA is responsible for the day-to-day management of the Fund. VIA, a registered investment adviser, is a wholly-owned subsidiary of Vident Financial, LLC. Its principal office is located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076. VIA was formed in 2014 and provides investment advisory services to ETFs, including the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser based on the daily net assets of the Fund of 0.055%, subject to a minimum annual fee of $10,000.

The basis for the Board of Trustees’ approval of the investment sub-advisory agreement will be available in the Fund’s Annual Report to Shareholders for the period ending March 31, 2015.

The following information replaces the “Portfolio Manager” section on page 12 of the Prospectus:

Portfolio Manager

Denise M. Krisko, CFA, is responsible for the investment decisions for the Fund.  Ms. Krisko became the President of the Sub-Adviser in November 2014 and has over nineteen years of investment management experience. Ms. Krisko was previously the Chief Investment Officer and managed the Fund on behalf of the Fund’s previous sub-adviser, Index Management Solutions, LLC (“IMS”), from the Fund’s inception until November 2014.  Prior to joining IMS, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management. She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management. Ms. Krisko attained the Chartered Financial Analyst (“CFA”) designation in 2000. Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The Fund’s SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund.

The following information replaces the “Sub-Adviser” section on pages 24-25 of the SAI:

Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”), 300 Colonial Center Parkway, Suite 330, Roswell, Georgia 30076, to serve as sub-adviser for the Fund. The Sub-Adviser was established in 2014 and is a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior, and its Chief Executive Officer is Nicholas A. Stonestreet. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Nicholas A. Stonestreet, Andrew T. Schmuhl and Vince L. Birley serve as the trustees of the Vident Investors’ Oversight Trust.

Pursuant to an Interim Sub-Advisory Agreement between the Adviser and the Sub-Adviser dated December 23, 2014 (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.

The Interim Sub-Advisory Agreement with respect to the Fund will continue in force for a period of up to 150 days. The Interim Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Prior to January 16, 2015, Index Management Solutions, LLC (“IMS”), One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103, served as sub-adviser to the Fund. For the fiscal year ended March 31, 2014, the Adviser paid sub-advisory fees of $16,265 to IMS.  For the fiscal period May 31, 2012 (commencement of operations) through March 31, 2013, the Adviser paid sub-advisory fees of $8,333 to IMS.

The following information replaces the “Portfolio Manager” section on page 25 of the SAI:

This section includes information about the Fund’s portfolio manager, including information about other accounts she manages, the dollar range of shares she owns and how she is compensated.

COMPENSATION

The Fund’s portfolio manager receives a fixed base salary and discretionary bonus that are not tied to the performance of the Fund. Additionally, as an equity owner of the firm, Ms. Krisko may be entitled to distributions of the firm’s profits, including those from servicing the Fund, and a portion of the proceeds upon the sale of the firm.

SHARES OWNED BY PORTFOLIO MANAGER

The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares of the Fund as of the end of the most recently completed fiscal year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  As of March 31, 2014, the Portfolio Manager did not beneficially own Shares of the Fund.

OTHER ACCOUNTS

In addition to the Fund, the portfolio manager manages the following other accounts as of January 13, 2015:

Portfolio Manager	Types of Accounts	Total Number of Accounts	Total Assets of Accounts
Denise M. Krisko, CFA	Registered Investment Companies	1	$290.8 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

CONFLICTS OF INTEREST

The portfolio manager’s management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The Sub-Adviser does not expect there to be any conflicts arising from the management of other accounts.  No account has a performance based fee.

Please retain this Supplement with your Prospectus and SAI for future reference.